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                                                                    EXHIBIT 10.2


NOTICE OF GRANT OF STOCK OPTIONS    Global Marine Inc.
                                    ID: 95-1849298
                                    777 N. Eldridge Parkway
                                    P.O. Box 4577
                                    Houston, TX 77210

[Optionee's Name and Address]       Option Number:
                                    Plan: GD01
                                    ID:

Effective _______, you have been granted a(n) Non-Qualified Stock Option to buy ______ shares of Global Marine Inc. (the Company) stock at $______ per share.

The total option price of the shares granted is $________.

Shares in each period will become fully vested on the date shown.

            Shares         Vest Type            Full Vest          Expiration
          ----------     -------------        -------------       ------------

                         On Vest Date
                         On Vest Date


This option is granted under and governed by the terms and conditions of the Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan and the attached terms and conditions, all of which are made a part of this document.


                                                                      Form 2A(1)
                                                                          (5-01)

                               GLOBAL MARINE INC.

                              TERMS AND CONDITIONS
                                       OF
                               STOCK OPTION GRANT
   (Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan)

     GLOBAL MARINE INC. (the "Company"), desiring to afford you an opportunity to purchase shares of the Company's Common Stock, $.10 par value ("Common Stock"), and to provide you with an added incentive as a director of the Company, has established the following terms and conditions under which it has granted you an option ("Option") under the Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan to purchase a number of shares of such Common Stock during a specified term and at a specified price, all as set forth on
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the cover page of this Notice of Grant of Stock Options ("Notice"), subject to and upon the terms and conditions set forth on the cover page and below.
This Option is a non-qualified stock option and is not subject to incentive stock option treatment under the U.S. federal Internal Revenue Code or applicable rules thereunder. You are urged to consult your tax advisor prior to exercising this Option and prior to disposing of any shares acquired upon such exercise.

1.   Specification of Date, Number of Shares, Option Price and Term.

     (a) The date of this Option is the effective date set forth in the first paragraph on the cover page of this Notice.

     (b) The number of shares of the Company's Common Stock optioned hereby is the number of shares set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 7.

     (c) Subject to acceleration under Sections 2 and 5 and to adjustments under
         Section 7, the shares optioned hereby first become purchasable in the installments set forth under "Shares" in the table on the cover page of this Notice, each installment first becoming purchasable at the date set forth for that installment under "Full Vest" in said table.

     (d) The per share option price under this Option is the price set forth in the first paragraph on the cover page of this Notice, subject to adjustments under Section 7.

     (e) The term of this Option is ten years beginning on the date of this Option and expiring on the date set forth under "Expiration" in the table on the cover page of this Notice; upon the expiration of such term, this Option shall expire and be cancelled, and it may not thereafter be exercised.

2. Installment Provisions and Acceleration. This Option is not exercisable in any part until the earliest of the dates specified in this Section and in
     Section 5 below.

     The installments set forth in the table on the cover page of this Notice and referred to in Section 1(c) are cumulative, so that each matured installment or any portion thereof may be exercised at any time until the expiration or prior termination of this Option.

     In the event that stock of the Company representing more than fifty percent of the voting power of the stock of the Company then outstanding is acquired by an individual, partnership, joint venture, corporation or other entity ("Purchaser"), or by a group of Purchasers acting in concert for purposes of acquiring such stock, or by any "person" as defined in Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended, this Option will immediately become exercisable as to the full number of shares optioned hereby and referred to in Section 1(b), to the extent not previously exercised, and will remain exercisable as to said full number of shares until the expiration or prior termination of this Option; provided, however, that if the foregoing acceleration provision becomes operative during the six-month period immediately following the date
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     of this Option, then this Option shall immediately become exercisable as to said full number of shares upon the expiration of said six-month period and remain exercisable until the expiration or prior termination of this Option.

     Nothing contained in this section shall be interpreted in a way which permits you to purchase a number of shares in excess of the number of shares optioned hereby and referred to in Section 1(b).

3. Method of Exercise. This Option may be exercised from time to time, in accordance with its terms, by written notice thereof signed and delivered by you or another person entitled to exercise this Option to the Corporate Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located. Such notice shall state the number of shares being purchased and shall be accompanied by the payment in full in cash of the option price for such number of shares. Such payment may also be made, in whole or in part, by the surrender of shares of Common Stock of Global Marine Inc. with a Fair Market Value equal to the amount of the required payment; provided, however, that you must have held the shares surrendered for at least six months, and provided further that the Board of Directors of Global Marine Inc. or its Compensation Committee may reject any or all shares so tendered if the shares are deemed by either of them in their discretion to be unacceptable. Promptly after receipt of such notice and payment, the Company shall issue certificates to you or such other person exercising this Option.

4. Transferability. You may not transfer this Option other than by will or by the laws of descent and distribution or, if applicable, as authorized by the following sentence, and this Option shall be exercisable during your lifetime only by you or, if applicable, by a transferee authorized by the following sentence. This Option or any portion thereof may be transferred by you to (i) your spouse, children or grandchildren ("Immediate Family Members"), (ii) a trust or trusts for your exclusive benefit and/or the exclusive benefit of Immediate Family Members, (iii) a partnership in which you and/or Immediate Family Members are the only partners, (iv) a transferee pursuant to a judgment, decree or order relating to child support, alimony or marital property rights that is made pursuant to a domestic relations law of a state or country with competent jurisdiction (a "Domestic Relations Order"), or (v) such other transferee as may be approved by the Compensation Committee of the Company's Board of Directors in its sole and absolute discretion; provided, however, that (x) the Board of Directors of the Company and its Compensation Committee each reserves the right to prohibit any transfer with or without cause in its sole and absolute discretion, and (y) subsequent transfers of this Option or any portion thereof are prohibited except those to or by you in accordance with this Section, by will or the laws of descent and distribution, or pursuant to a Domestic Relations Order. Following any transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, and any and all references to you in this Notice shall be deemed to refer to the transferee; provided, however, that any and all references to service as a director or events of termination of service as a director shall continue to mean your service as a director or events of termination of your service as a director, and following any such event the options shall be exercisable by the transferee only to the extent and for the periods specified in this Notice. Each transfer shall be
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     effected by written notice thereof duly signed and delivered by the transferor to the Corporate Secretary of the Company at its principal executive office in Houston, Texas, or as it may hereafter be located.
     Such notice shall state the name and address of the transferee, the amount of this Option being transferred, and such other information as may be requested by the Corporate Secretary. The person or persons entitled to exercise this Option shall be that person or those persons appearing on the registry books of the Company as the owner or owners of this Option, and the Company may treat the person or persons in whose name or names this Option is registered as the owner or owners of this Option for all purposes. The Company shall have no obligation to, or liability for any failure to, notify you or any transferee of any termination of this Option at or prior to its normal expiration date or of any event that will or might result in such termination.

5. Termination of Service as a Director. If your service as a director of the Company is terminated by reason of your death, disability or ineligibility for reelection under the provisions of the Company's By-laws regarding age ("retirement"), or your service as a director of the Company is terminated by the Company's stockholders other than for cause (to mean acts of misconduct harmful to the Company, inadequate performance or incompetence), or your service as a director of the Company is terminated due to a failure to nominate you for reelection as a director other than for cause, this Option will immediately become exercisable as to the full number of shares optioned hereby and referred to in Section 1(b), to the extent not previously exercised, and will remain exercisable as to said full number of shares until the expiration of the term of this Option; provided, however, that if the foregoing acceleration provision becomes operative during the six-month period immediately following the date of this Option, then this Option shall immediately become exercisable as to said full number of shares upon the expiration of said six-month period and remain exercisable until the expiration of the term of this Option. In any other case of termination of your service as a director, including without limitation termination by the Company's stockholders for cause, or due to a failure to nominate you for reelection for cause, or due to your resignation or decision not to stand for reelection, this Option shall remain exercisable, only to the extent exercisable at the date of such termination, for three months after termination of service as a director, said period in any event not to extend beyond the expiration of the term of this Option. Upon expiration of the foregoing periods, this Option shall expire, terminate and be cancelled in all respects. At the time your service as a director of the Company terminates, this Option shall expire, terminate and be cancelled in all respects as to all shares other than the shares as to which this Option can be exercised at the time of or as a result of such termination.

     Anything to the contrary in these Terms and Conditions notwithstanding, if your service as a director of the Company terminates and such termination does not and will not result in acceleration of the vesting of all unvested installments of this Option, any unvested installment of this Option that would have vested within the 15 days following the day of such termination will be deemed to have vested on the day immediately preceding the day of such termination.

6. Death, Disability or Retirement. In the event of your death, disability or retirement, you or your legal representative or representatives, or the person or persons entitled to do so
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     under your last will and testament or under applicable intestate laws, shall have the right to exercise this Option, to the extent not previously exercised, as to the lesser of the full number of shares optioned hereby and referred to in Section 1(b) hereof or such lesser number of shares as shall have resulted from the operation of Section 5. For purposes of
     Section 5 and this Section 6, the term "disability" shall mean a physical or mental condition which totally and permanently prevents you from continuing to serve as a director, as reasonably determined in good faith by the Compensation Committee of the Board of Directors of Global Marine Inc.

7. Adjustments. If outstanding shares of the class then subject to this Option are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then there shall be substituted for each share then subject to the unexercised portion of this Option the number and class of shares or securities into or for which each outstanding share of the class subject to this Option shall be so changed or exchanged, all without any change in the aggregate purchase price for the shares then subject to the unexercised portion of this Option, but with a corresponding adjustment in the purchase price per share. Such adjustments shall become effective on the effective date of any such transaction; except that in the event of a stock dividend or of a stock split effected by means of a stock dividend or distribution, such adjustments shall become effective immediately after the record date therefor.

     Upon a dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property of the Company ("Terminating Transactions"), this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the person then entitled to exercise any unexercised portions of this Option shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Company shall designate, to exercise this Option to the extent not theretofore exercised.

     Adjustments under this Section 7 shall be made by the Company's Board of Directors whose determination as to what adjustment shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under this Option or in connection with any such adjustment.

8. Limitation. You or any other person entitled to exercise this Option shall be entitled to the privileges of stock ownership in respect of shares subject to this Option only when such shares have been issued and delivered as fully paid shares upon exercise of this Option in accordance with its terms.
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9.   Requirements of Law and of Stock Exchanges.  The issuance of shares upon the exercise of this Option shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of such shares. In addition, the Company shall not be required to issue or deliver any certificate or certificates for such purchase upon exercise of this Option prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of the same class are then listed.

     By accepting this Option, you represent and agree for yourself and your transferees by will or by the laws of descent and distribution or otherwise that unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option, any and all shares so purchased shall be acquired for investment and not for sale or distribution and each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired by good faith for investment and not for sale or distribution. In the event the Company's legal counsel shall, at the Company's request, advise it that registration under the Securities Act of 1933 of the shares as to which this Option is at the time being exercised is required prior to issuance thereof, the Company shall not be required to issue or deliver such shares unless and until such legal counsel shall advise that such registration has been completed or is not required.

10. Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan. This Option is subject to, and the Company and you are bound by, all of the terms and conditions of the Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan as the same shall have been amended from time to time in accordance with the terms thereof, provided that no such amendment shall deprive you, without your consent, of this Option or any rights hereunder. Pursuant to such Plan, the Board of Directors of the Company or its Committee established for such purposes is authorized to adopt rules and regulations not inconsistent with the Plan and to take such action in the administration of the Plan as it shall deem proper. A copy of the Plan in its present form is available for inspection at the Company's principal office during business hours by you or any other persons entitled to exercise this Option.

11. Definition of Certain Terms. Capitalized terms used in this Notice and not defined herein are used as they are defined in the Global Marine 2001 Non-Employee Director Stock Option and Incentive Plan as the same shall have been amended from time to time. The term "you," and related terms such as "your" used in this Notice refer to the individual whose name appears first on the cover page of this Notice.